UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2016

DATE OF REPORTING PERIOD: November 1, 2015 through October 31, 2016

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE
Global Dynamic Income Fund (CHW)
ANNUAL REPORT OCTOBER 31, 2016

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Global Dynamic Income Fund (CHW) falls into this latter category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.
Chairman and Global CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2016. In this report, you will find commentary from the management team of the Fund, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I encourage you to review this information carefully.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 11.73%* on a market price basis as of October 31, 2016, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 40.)

*      Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/14/16 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0364 is paid from ordinary income or capital gains and that approximately $0.0336 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT     1

Letter to Shareholders

Market Review

During the 12-month period ended October 31, 2016, markets were often choppy as investors focused on global central bank policies, energy prices and currencies. Political crosscurrents exerted pressure on the markets, particularly those associated with the UK “Brexit” referendum in July and a highly contentious U.S. presidential election campaign.

There is a popular saying in the markets, “every bull market climbs a wall of worry.” This adage proved true over the reporting period. Despite the uncertainties and shifts between “risk-on” and “risk-off” sentiment, developed market stocks, as measured by the MSCI World Index, gained 1.79%, with emerging market equities performing even more strongly, rising 9.67% based on the MSCI Emerging Markets Index. The U.S. stock market returned 4.51% for the period, as measured by the S&P 500 Index.

Convertible securities, which provide the opportunity for stock market participation with potential downside resilience, posted healthy returns. The BofA Merrill Lynch Global 300 Convertible Index earned 5.01%, while the BofA Merrill Lynch U.S. Convertibles ex-Mandatory Index returned 4.51%. As investors sought yield in a global low-rate environment, high yield securities posted a gain of 10.22%, as measured by the Credit Suisse U.S. High Yield Index, far exceeding the investment-grade bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, up 4.37%.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we believe the use of leverage will contribute favorably to the returns of the Fund, as we anticipate that the performance of the Fund’s holdings will exceed the cost of borrowing.

**     Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing. The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

2     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Letter to Shareholders

Outlook

As we look to the future, our team is closely monitoring evolving geopolitical relationships, oil prices and global central bank policies. We remain highly attentive to the impact of populist crosscurrents, particularly in Europe, where several key elections are approaching.

We continue to believe the global economy is positioned for continued slow economic expansion, although the pace of growth is likely to vary among countries. In the U.S., economic growth is likely to ramp up a bit from recent levels, and our expectations for inflation have risen. As the economy continues to expand, we see an increased likelihood that the Federal Reserve Open Market Committee raises short-term interest rates. However, the aggressive quantitative easing of other global central banks is likely to limit how far interest rates can move.

As we look to the future, our team sees opportunities across a range of asset classes, with increased potential in cyclical growth areas. We believe U.S. equities can benefit from President-Elect Trump’s pro-growth stance, with corporate tax reform, individual tax reform and infrastructure spending providing support to the bull market.

However, there is considerable uncertainty surrounding many elements of the President-Elect’s vision for America and its implications for the global economy. As greater clarity emerges around fiscal and foreign policy over these next months, winners and losers will emerge. Investors should be prepared for volatility spikes and market rotation. Consequently, selectivity and attention to fundamentals remain paramount, especially given the high valuations we see in some segments of the market.

We believe the case for actively managed convertible securities is strong. It has been many years since investors contended with rising U.S. interest rates and inflation. I remember in the 1970s, and again in the 1980s, how investors were caught very much by surprise by rising rates. Although the backdrop is different now than it was in either of those periods, there are plenty of reasons for investors to revisit the interest rate exposure in their asset allocations. Historically, convertible securities have demonstrated greater resilience to rising interest rates than traditional fixed income securities, due to convertibles’ equity characteristics.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT     3

Letter to Shareholders

Conclusion

These past months should remind investors that volatility is a part of all markets, including bull markets. As importantly, we are reminded of the resilience of the markets and the global economy. In July, the UK’s vote in favor of leaving the European Union took markets by surprise, leading to a precipitous drop immediately following the result. Yet markets soon regained their equilibrium and rose higher. Similarly, many market participants were surprised by President-Elect Donald Trump’s victory but once again, the choppiness was short lived.

The start of a new year is an excellent opportunity to consult with your financial advisor, who can help ensure that your asset allocation aligns with your long-term goals and risk tolerance. As you prepare for these conversations, I invite you to visit our website, www.calamos.com. You’ll find a range of resources, including blogs and videos from our investment team and thought leadership pieces.

In closing, thank you for the trust that you have placed in us to help you achieve your financial goals. We are honored to serve you.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/ Pacific region. The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Sources: Lipper, Inc.; Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund
(Ticker: CHI)

Invests in high yield and convertible securities, primarily in
U.S. markets

Calamos Convertible and High Income Fund
(Ticker CHY)

Invests in high yield and convertible securities, primarily in
U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund
(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund
(Ticker: CGO)

Invests in equities and higher-yielding convertible
securities and corporate bonds, in both U.S. and
non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund
(Ticker: CSQ)

Invests in equities and higher-yielding convertible
securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund
(Ticker: CCD)
Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 40.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT      5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/16
Common Shares – Inception 6/27/07
	1 Year	Since Inception**
On Market Price	4.95%	1.90%
On NAV	2.98%	3.84%
* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology		21.5%
Consumer Discretionary		14.5
Industrials		11.9
Financials		11.1
Health Care		9.8
Energy		7.1
Consumer Staples		5.8
Telecommunication Services		5.0
Real Estate		3.4
Materials		3.1
Utilities		1.9

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution, with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets. Like all six Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We utilize what we believe to be a highly flexible approach, and can invest in equities, convertible securities and high-yield securities. We can also employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed-income funds. The allocation to each asset class and strategy is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. We believe the broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. We believe our exposure to the equity markets was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies that we see as having reliable debt servicing, respectable balance sheets, and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund returned 2.98% on a net asset value (NAV) and 4.95% on a market price basis for the 12-month period ended October 31, 2016. As a comparison to the broader global markets, the MSCI EAFE Index declined -2.74% and the MSCI World Index returned 1.79% during the period. The S&P 500 returned 4.51% during the period.

At the end of the reporting period, the Fund’s shares traded at a 12.25% discount to NAV.

6     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the annual period.

We employ a level rate distribution policy for this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a distribution stream of income over the period of $0.0700 per share. The Fund’s annual distribution rate was 11.73% of market price as of October 31, 2016.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2016, the dividend yield of S&P 500 Index stocks averaged 2.19%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasury and 30-year U.S. Treasury yielding 1.84% and 2.58%, respectively.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT     7

Investment Team Discussion

What factors influenced performance over the reporting period?

The Fund has great flexibility in its ability to invest in a number of strategies including convertible securities, high yield, U.S. equities, international equities, as well as convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. As a consequence of this, we were able to increase our exposure to the equity markets by increasing our convertible holdings which, in turn, allowed us to participate in the general market upswing.

The Fund’s U.S. equity sleeve underperformed relative to the S&P 500 Index as our selection in financials, namely diversified banks, lagged relative to the Index. In addition, our selection in information technology, namely technology, hardware, storage and peripherals, detracted from performance.

Conversely, our selection in health care, namely pharmaceuticals, outperformed relative to the Index. In addition, our holdings and selection in industrials, namely aerospace and defense, contributed favorably during the period.

The Fund’s global equity sleeve outperformed relative to the MSCI World Index. Our underweight in healthcare, namely pharmaceuticals, aided performance. In addition, our selection in telecom services, namely wireless telecommunication services, proved beneficial. From a geographic standpoint, our overweight allocation to China also contributed.

Conversely, our selection in energy, namely oil and gas exploration and production, was a detractor relative to the Index. Our selection in industrials, namely construction and engineering, impeded performance. From a geographic standpoint, our underweight allocation and selection in Australia was detrimental.

The Fund’s international equity sleeve outperformed relative to the MSCI EAFE Index. Our overweight position and selection in information technology, namely internet software and services, was a source of strength relative to the Index. In addition, our selection in materials, namely gold, was helpful as was an overweight in China.

Conversely, selection in health care, namely pharmaceuticals, impeded performance relative to the MSCI EAFE Index. In addition, our selection in telecom services, specifically wireless telecom services, hindered returns.

The convertible arbitrage sleeve contributed positively for the period. Convertible arbitrage contributed positively to the portfolio’s performance as convertibles benefited from narrowing credit spreads, richening convertible valuations, and spikes in volatility that provided opportunities to rebalance our hedges. The low interest rate environment continues to present a headwind to convertible arbitrage from the standpoint of low-coupon yields and a low-interest carry on the cash received from our short equity positions.

How is the Fund positioned?

We continue to find opportunities across asset classes. We also continue to maintain a preference for larger cap growth-oriented companies with global presence and geographically diversified revenue streams. We believe that such companies may be particularly well positioned to capitalize on global growth trends that we identify, as economic growth remains more measured in the U.S. and other developed markets. In keeping with emphasis on risk management, we continue to emphasize those companies that we believe have respectable balance sheets, good prospects for sustainable growth and reliable debt servicing.

8     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

The portfolio’s largest allocations, in absolute terms, are in the information technology consumer discretionary, industrials and financials. We believe that many information technology companies offer compelling fundamentals as well as participation in secular growth trends. In regard to consumer discretionary, we believe that companies in the sector may benefit from improving economic conditions, highlighted by higher employment and lower energy costs. We believe that financial companies will do well in a rising interest rate environment.

As noted, our pursuit of yield is informed by our risk-managed approach to total return. Reflecting this, the Fund portfolio includes a blend of high yield and investment grade credits. We have taken a very selective approach to CCC rated credits. Given our expectation that economic growth may occur in fits and starts as we move into 2017, we believe it is particularly important to favor companies that offer the best prospects for reliable debt servicing. This bodes well for us as these lower credits came under pressure, especially during the past quarter, and we avoided such difficulties.

The Fund is currently employing leverage at approximately 29%. We currently borrow through floating rate bank debt. Given low borrowing rates, this has been beneficial to the performance of the Fund. In addition, approximately 17% of our floating rate debt is hedged through interest rate swaps. This is a defensive strategy that mitigates the Fund’s overall exposure to a quick rise in short-term interest rates.

What is your outlook for the Fund?

Although we remain positive, we expect elevated volatility to persist due to global growth concerns and central bank policies—including an uncertain Federal Reserve timeline and divergent courses among global central banks. Fiscal policy is likely to remain a focal point of market anxiety, with the uncertainty surrounding the U.S. presidential election among the factors figuring prominently in this regard.

We believe the U.S. and global economies are likely to maintain expansion over the near term. The U.S. consumer remains strong, key data points in the eurozone have shown improvement, and China has many tools at its disposal to avoid a hard landing. In our view, fiscal policy remains a headwind to more robust expansion, with overregulation among the factors challenging entrepreneurship and business growth in numerous economies, including the U.S. infrastructure development could be a growth catalyst going into 2017.

In our view, inflationary pressures may arise if the Fed sees an opportunity to raise interest rates. Meanwhile, secular themes, such as global demographic shifts and a growing global middle class, can continue to provide tailwinds for certain companies to grow in both favorable and unfavorable economic climates.

We have also seen continued issuance in the global convertible market, which is presenting additional investment opportunities that will enable us to receive income while participating in improvements in the equity markets. We believe this dynamic will offer our shareholders the income they seek in a closed-end fund vehicle, in addition to the opportunity for capital appreciation.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT     9

Schedule of Investments October 31, 2016

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (24.9%)
	Consumer Discretionary (5.4%)
600,000	Altice Luxembourg, SA*^~
	7.750%, 05/15/22	$633,375
960,000	CalAtlantic Group, Inc.µ
	5.375%, 10/01/22	1,014,000
611,000	Century Communities, Inc.µ
	6.875%, 05/15/22	625,511
750,000	Charter Communications Operating, LLC / Charter Communications Operating Capital*~µ
	4.908%, 07/23/25	810,874
556,000	Cooper Tire & Rubber Companyµ
	8.000%, 12/15/19	634,882
950,000	Dana Financing Luxembourg Sarl*~
	6.500%, 06/01/26	1,007,000
	DISH DBS Corp.µ
1,520,000	5.875%, 07/15/22	1,574,150
800,000	6.750%, 06/01/21	862,500
680,000	5.125%, 05/01/20	704,650
900,000	Dufry Finance, SCA*µ
	5.500%, 10/15/20	926,437
	GameStop Corp.*µ
500,000	5.500%, 10/01/19	516,563
175,000	6.750%, 03/15/21	180,797
759,000	Golden Nugget, Inc.*µ
	8.500%, 12/01/21	802,642
1,000,000	Goodyear Tire & Rubber Companyµ
	7.000%, 05/15/22	1,060,625
	L Brands, Inc.µ
1,730,000	6.950%, 03/01/33	1,790,550
165,000	5.625%, 02/15/22	181,191
2,000,000	Liberty Interactive, LLCµ
	8.500%, 07/15/29	2,233,750
	Meritage Homes Corp.µ
1,367,000	7.000%, 04/01/22	1,527,622
800,000	7.150%, 04/15/20	892,500
200,000	PetSmart, Inc.*µ
	7.125%, 03/15/23	209,250
600,000	Reliance Intermediate Holdings, LP*µ
	6.500%, 04/01/23	638,625
1,710,000	Royal Caribbean Cruises, Ltd.^µ
	7.500%, 10/15/27	2,091,544
412,000	Sally Holdings, LLC / Sally Capital, Inc.µ
	5.625%, 12/01/25	441,870
	Service Corp. Internationalµ
1,000,000	8.000%, 11/15/21	1,181,250
295,000	5.375%, 05/15/24	313,438
	SFR Group, SA*µ
800,000	6.000%, 05/15/22	820,000
200,000	7.375%, 05/01/26	202,375
1,000,000	Time, Inc.*µ
	5.750%, 04/15/22	966,250
PRINCIPAL
AMOUNT		VALUE
1,200,000	ZF North America Capital, Inc.*µ
	4.750%, 04/29/25	$1,268,250
		26,112,471

	Consumer Staples (0.6%)
675,000	Fresh Market, Inc.*^µ
	9.750%, 05/01/23	580,500
1,600,000	JBS USA LUX SA*µ
	5.750%, 06/15/25	1,575,000
650,000	NBTY, Inc.*
	7.625%, 05/15/21	638,625
314,000	Post Holdings, Inc.*µ
	7.750%, 03/15/24	345,989
		3,140,114

	Energy (4.1%)
620,000	Antero Midstream Partners, LP / Antero Midstream Finance Corp.*µ
	5.375%, 09/15/24	626,200
1,776,000	Atwood Oceanics, Inc.^
	6.500%, 02/01/20	1,413,030
400,000	Bill Barrett Corp.
	7.000%, 10/15/22	343,750
475,000	Bonanza Creek Energy, Inc.
	6.750%, 04/15/21	289,156
2,500,000	Calfrac Holdings, LP*
	7.500%, 12/01/20	1,828,125
	Carrizo Oil & Gas, Inc.µ
750,000	7.500%, 09/15/20	778,594
425,000	6.250%, 04/15/23	439,875
1,828,000	Cimarex Energy Companyµ
	5.875%, 05/01/22	1,918,449
1,160,000	Drill Rigs Holdings, Inc.*^
	6.500%, 10/01/17	401,650
	Energy Transfer Equity, LPµ
500,000	5.875%, 01/15/24	508,438
300,000	5.500%, 06/01/27	294,188
1,050,000	Gulfmark Offshore, Inc.
	6.375%, 03/15/22	506,625
305,000	Gulfport Energy Corp.*µ
	6.000%, 10/15/24	310,909
1,500,000	MPLX, LPµ
	4.875%, 06/01/25	1,567,732
955,000	Oasis Petroleum, Inc.
	6.500%, 11/01/21	952,016
1,410,000	Pacific Drilling, SA*µ
	5.375%, 06/01/20	391,275
800,000	Petroleum Geo-Services, ASA*µ
	7.375%, 12/15/18	692,000
255,000	Rice Energy, Inc.µ
	7.250%, 05/01/23	274,444
4,000,000	SEACOR Holdings, Inc.µ
	7.375%, 10/01/19	4,020,000

10	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2016

PRINCIPAL
AMOUNT		VALUE
750,000	Trinidad Drilling, Ltd.*µ
	7.875%, 01/15/19	$738,281
	W&T Offshore, Inc.*
667,000	9.000%, 05/15/20	417,709
593,000	8.500%, 06/15/21	237,200
700,000	Western Refining, Inc.µ
	6.250%, 04/01/21	704,812
		19,654,458

	Financials (1.8%)
2,335,000	AON Corp.µ
	8.205%, 01/01/27	3,091,972
885,000	FirstCash, Inc.µ
	6.750%, 04/01/21	933,122
600,000	Jefferies Finance, LLC*µ
	7.375%, 04/01/20	597,000
325,000	LG FinanceCo Corp.*
	5.875%, 11/01/24	329,062
2,600,000	Neuberger Berman Group, LLC*µ
	5.875%, 03/15/22	2,710,708
865,000	Quicken Loans, Inc.*µ
	5.750%, 05/01/25	848,241
		8,510,105

	Health Care (2.1%)
2,000,000	Alere, Inc.
	6.500%, 06/15/20	2,031,250
1,810,000	Community Health Systems, Inc.µ
	7.125%, 07/15/20	1,474,019
419,000	Endo International, PLC*µ‡
	7.250%, 01/15/22	400,930
825,000	Endo, Ltd.*~
	6.000%, 07/15/23	715,172
1,500,000	Grifols Worldwide Operations, Ltd.~
	5.250%, 04/01/22	1,569,375
795,000	HCA Holdings, Inc.µ
	5.875%, 05/01/23	843,694
330,000	Hologic, Inc.*µ
	5.250%, 07/15/22	350,419
750,000	Mallinckrodt International Finance, SA /
	Mallinckrodt CB, LLC*µ
	5.625%, 10/15/23	712,031
1,400,000	Tenet Healthcare Corp.^
	6.750%, 06/15/23	1,287,125
325,000	Valeant Pharmaceuticals International,
	Inc.*µ
	7.000%, 10/01/20	294,531
600,000	VPII Escrow Corp.*µ
	6.750%, 08/15/18	582,000
		10,260,546

	Industrials (4.0%)
1,935,000	ACCO Brands Corp.µ
	6.750%, 04/30/20	2,041,425
PRINCIPAL
AMOUNT		VALUE
1,400,000	AerCap Ireland Capital, Ltd. / AerCap
	Global Aviation Trustµ
	5.000%, 10/01/21	$1,489,250
165,000	Allison Transmission, Inc.*
	5.000%, 10/01/24	168,403
1,300,000	Deluxe Corp.µ
	6.000%, 11/15/20	1,340,177
750,000	Garda World Security Corp.*
	7.250%, 11/15/21	716,250
625,000	Gray Television, Inc.*µ
	5.125%, 10/15/24	609,766
1,530,000	H&E Equipment Services, Inc.µ
	7.000%, 09/01/22	1,615,106
175,000	Icahn Enterprises, LPµ
	4.875%, 03/15/19	174,781
	IHO Verwaltungs GmbH*
200,000	4.500%, 09/15/23µ	202,625
200,000	4.125%, 09/15/21^	204,750
	Meritor, Inc.µ
980,000	6.750%, 06/15/21	1,000,825
560,000	6.250%, 02/15/24	554,750
	Michael Baker International, LLC*µ
621,000	8.250%, 10/15/18	622,164
500,690	8.875%, 04/15/19	453,125
700,000	Navistar International Corp.
	8.250%, 11/01/21	688,188
1,020,000	Terex Corp.µ
	6.000%, 05/15/21	1,040,400
1,400,000	United Continental Holdings, Inc.µ
	6.375%, 06/01/18	1,476,125
	United Rentals North America, Inc.µ
4,000,000	7.625%, 04/15/22	4,265,000
415,000	6.125%, 06/15/23	436,009
		19,099,119

	Information Technology (3.3%)
553,000	Alliance Data Systems Corp.*^
	5.875%, 11/01/21	558,530
	Amkor Technology, Inc.µ
1,900,000	6.375%, 10/01/22	1,962,937
707,000	6.625%, 06/01/21	724,675
3,300,000	Belden, Inc.*µ
	5.500%, 09/01/22	3,403,125
1,090,000	Cardtronics, Inc.µ
	5.125%, 08/01/22	1,121,337
75,000	CBS Radio, Inc.*
	7.250%, 11/01/24	78,047
257,000	CDW, LLC / CDW Finance Corp.µ
	5.000%, 09/01/23	264,549
860,000	CommScope Technologies Finance, LLC*µ
	6.000%, 06/15/25	905,150
2,000,000	Hughes Satellite Systems Corp.µ
	7.625%, 06/15/21	2,195,000

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	11

Schedule of Investments October 31, 2016

PRINCIPAL
AMOUNT		VALUE
	Nuance Communications, Inc.*µ
580,000	5.375%, 08/15/20	$595,588
420,000	6.000%, 07/01/24	443,625
500,000	NXP Semiconductors, NV*~
	5.750%, 02/15/21	520,313
3,000,000	ViaSat, Inc.µ
	6.875%, 06/15/20	3,106,875
		15,879,751

	Materials (1.0%)
725,000	Arconic, Inc.µ
	5.125%, 10/01/24	753,547
	First Quantum Minerals, Ltd.*
232,000	7.000%, 02/15/21µ	221,415
227,000	6.750%, 02/15/20	218,488
400,000	INEOS Group Holdings, SA*^
	5.625%, 08/01/24	397,000
1,150,000	New Gold, Inc.*µ
	7.000%, 04/15/20	1,184,500
420,000	Sealed Air Corp.*µ
	5.250%, 04/01/23	444,150
1,300,000	Trinseo Materials Operating, SCA*
	6.750%, 05/01/22	1,377,187
		4,596,287

	Real Estate (0.2%)
	DuPont Fabros Technology, LPµ
520,000	5.875%, 09/15/21	544,700
300,000	5.625%, 06/15/23	318,375
90,000	Iron Mountain, Inc.*µ
	6.000%, 10/01/20	95,513
		958,588

	Telecommunication Services (1.9%)
	CenturyLink, Inc.µ
666,000	6.750%, 12/01/23	684,315
125,000	7.500%, 04/01/24	130,469
	CSC Holdings, LLC*µ
400,000	10.875%, 10/15/25	460,750
200,000	10.125%, 01/15/23	226,000
200,000	5.500%, 04/15/27	203,500
	Frontier Communications Corp.µ
1,563,000	7.625%, 04/15/24	1,389,116
440,000	11.000%, 09/15/25~	450,175
75,000	10.500%, 09/15/22	78,188
441,000	Intelsat Jackson Holdings, SA*µ
	8.000%, 02/15/24	445,134
	Sprint Corp.µ
2,985,000	7.875%, 09/15/23	2,953,284
420,000	7.125%, 06/15/24	396,113
1,530,000	T-Mobile USA, Inc.µ
	6.625%, 04/01/23	1,626,581
		9,043,625
PRINCIPAL
AMOUNT			VALUE
		Utilities (0.5%)
1,050,000		AES Corp.µ
		7.375%, 07/01/21	$1,186,500
1,215,000		AmeriGas Finance Corp.µ
		7.000%, 05/20/22	1,281,825
			2,468,325
		TOTAL CORPORATE BONDS
		(Cost $121,400,415)	119,723,389

CONVERTIBLE BONDS (28.9%)
		Consumer Discretionary (5.5%)
670,000		CalAtlantic Group, Inc.µ
		1.250%, 08/01/32	697,045
		Ctrip.com International, Ltd.
3,070,000		1.000%, 07/01/20^	3,242,749
2,345,000		1.250%, 10/15/18	2,906,850
2,987,000		DISH Network Corp.*µ
		3.375%, 08/15/26	3,433,258
200,000,000	JPY	HIS Company, Ltd.
		0.000%, 08/30/19	1,954,745
1,635,000		Insulet Corp.*
		1.250%, 09/15/21	1,535,878
3,300,000		Liberty Interactive, LLC*
		1.750%, 09/30/46	3,327,043
		Liberty Media Corp.
1,600,000		2.250%, 09/30/46*	1,645,304
1,550,000		1.375%, 10/15/23	1,594,136
650,000		Macquarie Infrastructure Corp.
		2.000%, 10/01/23	654,664
1,350,000		Priceline Group, Inc.µ
		1.000%, 03/15/18	2,141,228
3,700,000		Tesla Motors, Inc.^µ
		1.250%, 03/01/21	3,243,994
			26,376,894

		Energy (0.1%)
302,000		SM Energy Company
		1.500%, 07/01/21	338,963

		Financials (3.9%)
2,300,000		Ares Capital Corp.µ
		4.750%, 01/15/18	2,370,828
2,500,000	EUR	AURELIUS Equity Opportunities SE & Co.
		KGaA
		1.000%, 12/01/20	3,284,091
6,500,000	EUR	Azimut Holding, S.p.A.µ
		2.125%, 11/25/20	7,366,541
1,970,000	CAD	Element Financial Corp.*
		4.250%, 06/30/20	1,549,144
3,700,000	EUR	Industrivarden, ABµ
		1.875%, 02/27/17	4,135,249
			18,705,853

12	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2016

PRINCIPAL
AMOUNT			VALUE
		Health Care (2.2%)
1,757,000		BioMarin Pharmaceutical, Inc.µ
		1.500%, 10/15/20	$2,048,609
1,805,000		Cepheidµ
		1.250%, 02/01/21	1,873,346
950,000		Emergent Biosolutions, Inc.^µ
		2.875%, 01/15/21	1,088,149
455,000		Incyte Corp.
		1.250%, 11/15/20	831,146
1,650,000		Ionis Pharmaceuticals, Inc.
		1.000%, 11/15/21	1,357,901
1,250,000		Ironwood Pharmaceuticals, Inc.
		2.250%, 06/15/22	1,317,613
1,080,000		Medidata Solutions, Inc.
		1.000%, 08/01/18	1,190,603
925,000		NuVasive, Inc.*
		2.250%, 03/15/21	1,099,714
			10,807,081

		Industrials (2.6%)
593,000		Air Lease Corp.^µ
		3.875%, 12/01/18	754,750
1,052,000		Atlas Air Worldwide Holdings, Inc.
		2.250%, 06/01/22	1,019,493
2,300,000	GBP	Carillion Finance Jersey, Ltd.
		2.500%, 12/19/19	2,721,295
1,750,000		Haitian International Holdings, Ltd.
		2.000%, 02/13/19	1,789,646
240,000,000	JPY	Japan Airport Terminal Company, Ltd.
		0.000%, 03/04/22	2,314,970
2,500,000	EUR	Safran, SA
		0.000%, 12/31/20	2,559,669
1,600,000		Tutor Perini Corp.*µ
		2.875%, 06/15/21	1,607,120
			12,766,943

		Information Technology (11.0%)
815,000		Advanced Micro Devices, Inc.
		2.125%, 09/01/26	923,929
3,600,000		Advanced Semiconductor Engineering, Inc.
		0.000%, 03/27/18	3,497,812
1,500,000		Ciena Corp.*^µ
		3.750%, 10/15/18	1,793,220
1,000,000		Citrix Systems, Inc.
		0.500%, 04/15/19	1,125,165
1,585,000		Cypress Semiconductor Corp.*µ
		4.500%, 01/15/22	1,678,452
1,185,000		Euronet Worldwide, Inc.µ
		1.500%, 10/01/44	1,470,129
825,000		Finisar Corp.
		0.500%, 12/15/33	938,425
		FireEye, Inc.
1,600,000		1.000%, 06/01/35^	1,459,928
1,271,000		1.625%, 06/01/35	1,142,635
PRINCIPAL
AMOUNT			VALUE
1,600,000		Inphi Corp.*
		0.750%, 09/01/21	$1,604,688
3,300,000		Intel Corp.µ
		3.250%, 08/01/39	5,670,192
1,200,000		Knowles Corp.*
		3.250%, 11/01/21	1,323,234
2,425,000		LinkedIn Corp.µ
		0.500%, 11/01/19	2,399,356
1,500,000		Mentor Graphics Corp.^µ
		4.000%, 04/01/31	2,194,793
2,900,000		Microchip Technology, Inc.µ
		1.625%, 02/15/25	3,606,512
675,000		Novellus Systems, Inc.~µ
		2.625%, 05/15/41	1,927,891
2,835,000		NXP Semiconductors, NVµ
		1.000%, 12/01/19	3,258,478
		ON Semiconductor Corp.
2,000,000		1.000%, 12/01/20^	2,001,350
1,525,000		2.625%, 12/15/26µ	1,756,434
470,000		Palo Alto Networks, Inc.
		0.000%, 07/01/19	696,549
2,745,000		Salesforce.com, Inc.^µ
		0.250%, 04/01/18	3,383,418
1,449,000		ServiceNow, Inc.^µ
		0.000%, 11/01/18	1,894,734
		SunEdison, Inc.@
2,261,000		0.250%, 01/15/20*	130,494
275,000		2.000%, 10/01/18	11,847
975,000		Synchronoss Technologies, Inc.^µ
		0.750%, 08/15/19	1,006,873
2,250,000		Twitter, Inc.^µ
		1.000%, 09/15/21	2,081,475
		WebMD Health Corp.
1,200,000		2.625%, 06/15/23*	1,158,462
715,000		2.500%, 01/31/18	741,144
1,575,000		Workday, Inc.
		0.750%, 07/15/18	1,879,203
			52,756,822

		Materials (0.7%)
2,400,000	EUR	Buzzi Unicem, S.p.A.
		1.375%, 07/17/19	3,314,137

		Real Estate (2.2%)
3,750,000		AYC Finance, Ltd.
		0.500%, 05/02/19	3,947,445
1,100,000		Colony Starwood Homes
		3.000%, 07/01/19	1,208,207
1,400,000		Empire State Realty OP, LP*
		2.625%, 08/15/19	1,564,696
1,300,000	EUR	Grand City Properties, SA
		0.250%, 03/02/22	1,466,547
1,100,000		IAS Operating Partnership, LP*µ
		5.000%, 03/15/18	1,103,240

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	13

Schedule of Investments October 31, 2016

PRINCIPAL
AMOUNT			VALUE
1,000,000		Starwood Property Trust, Inc.^µ
		4.550%, 03/01/18	$1,093,680
			10,383,815

		Telecommunication Services (0.7%)
3,200,000	EUR	America Movil, SAB de CV
		0.000%, 05/28/20	3,452,138

		TOTAL CONVERTIBLE BONDS
		(Cost $145,538,774)	138,902,646

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
300,000		United States Treasury Note~
		0.875%, 11/30/16
		(Cost $300,029)	300,148

NUMBER
OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (11.0%)
		Consumer Discretionary (0.2%)
14,300		Fiat Chrysler Automobiles, NV
		7.875%	1,003,324

		Consumer Staples (0.6%)
16,750		Bunge, Ltd.
		4.875%	1,621,465
10,000		Post Holdings, Inc.
		5.250%	1,367,468
			2,988,933

		Energy (0.8%)
11,300		CenterPoint Energy, Inc. (Time Warner,
		Inc., Charter Communications,
		Time, Inc.)‡§
		4.184%	688,786
35,500		Hess Corp.
		8.000%	2,099,825
50,000		Southwestern Energy Company
		6.250%	1,253,500
			4,042,111

		Financials (0.7%)
65,000		Affiliated Managers Group, Inc.^µ
		5.150%	3,322,507

		Health Care (2.2%)
4,870		Allergan, PLC
		5.500%	3,745,030
53,075		Anthem, Inc.
		5.250%	2,242,419
5,850		Teva Pharmaceutical Industries, Ltd.
		7.000%	4,434,300
			10,421,749

		Industrials (0.3%)
10,000		Stanley Black & Decker, Inc.
		6.250%	1,170,800
NUMBER
OF SHARES			VALUE
		Information Technology (0.7%)
16,200		Belden, Inc.
		6.750%	$1,566,702
15,000		MTS Systems Corp.
		8.750%	1,668,647
			3,235,349

		Materials (0.1%)
21,500		Arconic, Inc.
		5.375%	664,350

		Real Estate (1.6%)
19,600		American Tower Corp.
		5.250%	2,192,064
29,000		Crown Castle International Corp.
		4.500%	3,124,750
39,750		Welltower, Inc.µ
		6.500%	2,456,152
			7,772,966

		Telecommunication Services (2.0%)
51,970		Alibaba Exchangeable (Softbank)*§
		5.750%	6,495,564
14,717		Frontier Communications Corp.
		11.125%	1,229,017
24,900		T-Mobile USA, Inc.
		5.500%	2,057,985
			9,782,566

		Utilities (1.8%)
55,000		Dominion Resources, Inc.µ
		6.375%	2,762,650
19,700		DTE Energy Company
		6.500%	1,033,907
40,000		Exelon Corp.
		6.500%	1,908,000
16,700		Great Plains Energy, Inc.
		7.000%	884,933
36,000		NextEra Energy, Inc.^
		6.371%	2,197,080
			8,786,570

		TOTAL CONVERTIBLE
		PREFERRED STOCKS
		(Cost $53,212,990)	53,191,225

COMMON STOCKS (69.2%)
		Consumer Discretionary (9.3%)
2,600		Amazon.com, Inc.^µ#	2,053,532
38,500		Carnival Corp.^µ	1,890,350
28,000		Comcast Corp. - Class Aµ	1,730,960
38,100	EUR	Daimler, AG	2,718,130
21,800		Delphi Automotive, PLCµ	1,418,526
100,000		Ford Motor Company^µ	1,174,000
12,015		Home Depot, Inc.^µ	1,465,950

14	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2016

NUMBER
OF SHARES			VALUE
10,800	KRW	Hyundai Motor Company	$1,318,566
10,000		Lowe’s Companies, Inc.µ	666,500
10,800		McDonald’s Corp.µ	1,215,756
31,800	ZAR	Naspers, Ltd. - Class N	5,325,872
88,075		Newell Rubbermaid, Inc.^µ	4,229,362
14,000		Nike, Inc. - Class B^µ	702,520
83,000	JPY	Panasonic Corp.	856,216
29,160	DKK	Pandora, A/S	3,792,420
9,000	EUR	Porsche Automobil Holding, SE	486,346
450		Priceline Group, Inc.^#	663,404
29,000		Starbucks Corp.^µ	1,539,030
29,300		Time Warner, Inc.	2,607,407
15,000		TJX Companies, Inc.µ	1,106,250
52,600	JPY	Toyota Motor Corp.	3,051,156
16,245		Walt Disney Company^µ	1,505,749
9,000		Whirlpool Corp.µ	1,348,380
16,000	GBP	Whitbread, PLC	706,804
35,000	EUR	Wolters Kluwer, NV	1,353,460
			44,926,646

		Consumer Staples (7.0%)
29,900	EUR	Anheuser-Busch InBev SA/NV	3,431,617
33,620	GBP	British American Tobacco, PLC	1,926,862
39,000		Coca-Cola Company^µ	1,653,600
20,175		Costco Wholesale Corp.^µ	2,983,277
160,800	GBP	Diageo, PLC	4,279,942
24,000		Mondelez International, Inc. - Class Aµ	1,078,560
41,900	CHF	Nestlé, SA	3,038,333
11,000		Philip Morris International, Inc.^µ	1,060,840
26,000		Procter & Gamble Company	2,256,800
67,000	JPY	Seven & I Holdings Company, Ltd.	2,796,535
85,590	EUR	Unilever, NV	3,579,886
790,000	MXN	Wal-Mart de Mexico SAB de CV	1,671,033
32,000		Wal-Mart Stores, Inc.µ	2,240,640
18,000		Walgreens Boots Alliance, Inc.µ	1,489,140
			33,487,065

		Energy (4.9%)
875,000	GBP	BP, PLCµ	5,172,745
19,500		Chevron Corp.^µ	2,042,625
40,000		ConocoPhillips^µ	1,738,000
23,500		Devon Energy Corp.µ	890,415
7,350		EOG Resources, Inc.µ	664,587
40,500		Exxon Mobil Corp.^µ	3,374,460
24,000		Noble Corp., PLC^µ	118,560
1,650		Pioneer Natural Resources Company	295,383
82,300	GBP	Royal Dutch Shell, PLC - Class Aµ	2,049,850
17,074		Schlumberger, Ltd.^µ	1,335,699
2,962		Southwestern Energy Company^#	30,775
73,000	CAD	Suncor Energy, Inc.µ	2,190,599
NUMBER
OF SHARES			VALUE
74,000	EUR	TOTAL, SA	$3,544,964
252,491		W&T Offshore, Inc.^#	366,112
			23,814,774

		Financials (9.3%)
709,400	HKD	AIA Group, Ltd.	4,462,841
9,900		American Express Companyµ	657,558
24,085		American International Group, Inc.~µ	1,486,044
39,600		Axis Bank, Ltd.	1,433,520
133,000	EUR	Azimut Holding, S.p.A^	2,134,852
105,000		Bank of America Corp.µ	1,732,500
41,000		Bank of New York Mellon Corp.µ	1,774,070
10,335		BB&T Corp.µ	405,132
73,500		Citigroup, Inc.^µ	3,612,525
576,000	JPY	Daiwa Securities Group, Inc.µ	3,438,830
29,000	EUR	Deutsche Boerse, AG#	2,256,448
15,500		Discover Financial Servicesµ	873,115
213,100	MXN	Grupo Financiero Banorte, SAB de CV	1,257,111
19,000		Hartford Financial Services Group, Inc.^µ	838,090
103,700	EUR	ING Groep, NV	1,361,272
4,000		Intercontinental Exchange, Inc.µ	1,081,560
468,900	EUR	Intesa Sanpaolo, S.p.A	1,087,226
53,500		JPMorgan Chase & Company^µ	3,705,410
99,000		Manulife Financial Corp.µ	1,433,520
86,477		MetLife, Inc.^µ	4,060,960
4,300		PNC Financial Services Group, Inc.µ	411,080
98,000	CAD	Power Financial Corp.µ	2,316,111
8,500		Prudential Financial, Inc.µ	720,715
49,635		Wells Fargo & Companyµ	2,283,706
			44,824,196

		Health Care (7.3%)
17,000		Abbott Laboratories^µ	667,080
17,000		AbbVie, Inc.^~µ	948,260
4,785		Alexion Pharmaceuticals, Inc.µ#	624,442
13,000		Amgen, Inc.^µ	1,835,080
8,000		Baxter International, Inc.µ	380,720
1,885		Biogen, Inc.µ#	528,139
11,350		Celgene Corp.^µ#	1,159,743
148,300	JPY	Chugai Pharmaceutical Company, Ltd.	5,053,757
11,200		Gilead Sciences, Inc.µ	824,656
62,500	GBP	Hikma Pharmaceuticals, PLC	1,340,521
26,700		Johnson & Johnson^µ	3,096,933
42,000		Medtronic, PLC^µ	3,444,840
26,289		Merck & Company, Inc.^µ	1,543,690
36,455	CHF	Novartis, AG	2,587,123
27,000	DKK	Novo Nordisk, A/S - Class Bµ	961,889
95,800		Pfizer, Inc.^µ	3,037,818
6,635		Stryker Corp.^µ	765,347
48,733	EUR	UCB, SA	3,297,841

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	15

Schedule of Investments October 31, 2016

NUMBER
OF SHARES			VALUE
10,500		UnitedHealth Group, Inc.~µ	$1,483,965
12,700		Zimmer Biomet Holdings, Inc.µ	1,338,580
			34,920,424

		Industrials (9.9%)
190,000	CHF	ABB, Ltd.#	3,919,782
36,500	EUR	Airbus Group, SEµ	2,167,367
37,029	EUR	ALSTOM#	995,031
610,000	GBP	BAE Systems, PLC	4,041,712
5,900		Boeing Companyµ	840,337
194,572	HKD	CK Hutchison Holdings, Ltd.	2,402,581
24,000		CSX Corp.µ	732,240
7,900		Cummins, Inc.µ	1,009,778
8,600		Delta Air Lines, Inc.µ	359,222
15,125		Eaton Corp., PLCµ	964,521
27,900	JPY	FANUC Corp.	5,235,740
11,000		Fortune Brands Home & Security, Inc.µ	600,930
242,500		General Electric Companyµ	7,056,750
34,000		Honeywell International, Inc.^µ	3,729,120
33,997	EUR	KION Group, AG	2,054,110
75,000	JPY	Komatsu, Ltd.^	1,669,433
5,650		Northrop Grumman Corp.µ	1,293,850
27,402	EUR	Safran, SA	1,885,569
29,725	EUR	Schneider Electric, SE	1,999,010
21,750		Southwest Airlines Companyµ	871,088
19,000		Union Pacific Corp.µ	1,675,420
8,000		United Parcel Service, Inc. - Class B^µ	862,080
15,186		United Technologies Corp.^µ	1,552,009
			47,917,680

		Information Technology (15.3%)
25,550		Accenture, PLC - Class A^µ	2,969,932
5,100		Alphabet, Inc. - Class A^µ#	4,130,490
6,266		Alphabet, Inc. - Class C^µ#	4,915,928
95,000		Apple, Inc.µ	10,786,300
11,000	EUR	ASML Holding, NV	1,163,734
21,700		Baidu, Inc.^µ#	3,837,862
60,000	JPY	Canon, Inc.µ	1,723,682
15,775		Facebook, Inc. - Class A^µ#	2,066,367
85,000	CHF	Logitech International, SAµ	2,055,853
17,100		MasterCard, Inc. - Class A^µ	1,830,042
45,000		Micron Technology, Inc.µ#	772,200
57,000		Microsoft Corp.^µ	3,415,440
1,550	KRW	NAVER Corp.	1,159,657
20,400	JPY	Nintendo Company, Ltd.µ	4,917,628
580,000	EUR	Nokia Corp.	2,589,446
37,150		NVIDIA Corp.^	2,643,594
14,300		QUALCOMM, Inc.µ	982,696
16,000		Salesforce.com, Inc.µ#	1,202,560
37,550	EUR	SAP SE	3,308,134
NUMBER
OF SHARES			VALUE
810,000	TWD	Taiwan Semiconductor Manufacturing
		Company, Ltd.	$4,861,099
50,500	CHF	Temenos Group, AG#	3,261,367
232,800	HKD	Tencent Holdings, Ltd.	6,169,744
15,000		Texas Instruments, Inc.µ	1,062,750
41,000	EUR	United Internet, AG	1,685,701
			73,512,206

		Materials (2.6%)
154,000	CAD	Barrick Gold Corp.µ	2,709,610
41,000		Dow Chemical Company^µ	2,206,210
135,000	CAD	Goldcorp, Inc.µ	2,050,213
160,000	AUD	Newcrest Mining, Ltd.µ	2,801,510
51,000	GBP	Rio Tinto, PLCµ	1,773,542
280,000	CAD	Yamana Gold, Inc.µ	999,925
			12,541,010

		Real Estate (0.8%)
81,000	JPY	Mitsui Fudosan Company, Ltd.	1,844,686
63,560	EUR	Vonovia, SE	2,240,802
			4,085,488

		Telecommunication Services (2.5%)
86,500		América Móvil, SAB de CV - Series L^µ	1,136,610
50,000		AT&T, Inc.^µ	1,839,500
42,100	JPY	Nippon Telegraph & Telephone Corp.	1,866,581
96,000	EUR	Orange, SA	1,510,432
36,000	JPY	SoftBank Group Corp.	2,267,320
1,176,545	GBP	Vodafone Group, PLCµ	3,231,179
			11,851,622

		Utilities (0.3%)
45,801	EUR	Engie	660,402
10,500		Exelon Corp.µ	357,735
29,000	EUR	RWE, AG#	461,367
			1,479,504

		TOTAL COMMON STOCKS
		(Cost $434,425,471)	333,360,615

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTION (0.0%) #
		Energy (0.0%)
150		Southwestern Energy Company
		Call, 01/20/17, Strike $8.00
		(Cost $32,013)	40,350

16	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2016

NUMBER
OF SHARES		VALUE
SHORT TERM INVESTMENTS (6.1%)
14,785,401	Fidelity Prime Money Market Fund -
	Institutional Class	$14,791,315
14,775,967	Morgan Stanley Institutional Liquidity
	Funds - Government Portfolio	14,775,967

	TOTAL SHORT TERM INVESTMENTS
	(Cost $29,564,551)	29,567,282

TOTAL INVESTMENTS (140.2%)
(Cost $784,474,243)		675,085,655

LIABILITIES, LESS OTHER ASSETS (-40.2%)		(193,573,100)

NET ASSETS (100.0%)		$481,512,555

NUMBER
OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-2.3%) #
	Consumer Discretionary (-0.2%)
(18,742)	DISH Network Corp.	(1,097,531)

	Consumer Staples (-0.3%)
(15,900)	Post Holdings, Inc.	(1,212,057)

	Energy (-0.1%)
(66,210)	Southwestern Energy Company	(687,922)

	Health Care (-0.3%)
(36,500)	Teva Pharmaceutical Industries, Ltd.	(1,560,010)

	Information Technology (-1.4%)
(20,400)	Alibaba Group Holding, Ltd.	(2,074,476)
(52,400)	Ciena Corp.	(1,015,512)
(76,500)	Mentor Graphics Corp.	(2,210,850)
(28,500)	MTS Systems Corp.	(1,355,175)
		(6,656,013)

	TOTAL COMMON STOCKS
	SOLD SHORT
	(Proceeds $10,307,296)	(11,213,533)

NUMBER OF
CONTRACTS		VALUE
WRITTEN OPTION (0.0%) #
	Energy (0.0%)
300	Southwestern Energy Company
	Call, 01/20/17, Strike $13.00
	(Premium $31,208)	(10,350)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options, short securities, and swaps. The aggregate value of such securities is $7,217,802.

µ	Security, or portion of security, is held in a segregated account as collateral for notes payable aggregating a total value of $347,117,377. $85,573,707 of the collateral has been re-registered by one of the counterparties, BNP (see Note 8 – Borrowings).

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2016.

@	In default status and considered non-income producing.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	17

Schedule of Investments October 31, 2016

INTEREST RATE SWAPS

					UNREALIZED
	FIXED RATE	FLOATING RATE	TERMINATION	NOTIONAL	APPRECIATION/
COUNTERPARTY	(FUND PAYS)	(FUND RECEIVES)	DATE	AMOUNT	(DEPRECIATION)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR quarterly	03/14/17	34,000,000	(42,172)
					$(42,172)

CURRENCY EXPOSURE OCTOBER 31, 2016

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$461,222,489	69.5%
European Monetary Unit	73,551,519	11.1%
Japanese Yen	38,991,279	5.9%
British Pound Sterling	27,244,452	4.1%
Swiss Franc	14,862,458	2.2%
Hong Kong Dollar	13,035,166	2.0%
Canadian Dollar	11,815,602	1.8%
South African Rand	5,325,872	0.8%
New Taiwan Dollar	4,861,099	0.7%
Danish Krone	4,754,309	0.7%
Mexican Peso	2,928,144	0.4%
Australian Dollar	2,801,510	0.4%
South Korean Won	2,478,223	0.4%
Total Investments Net of Common Stocks Sold Short	$663,872,122	100.0%

Currency exposure may vary over time.

18	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Statement of Assets and Liabilities October 31, 2016

ASSETS
Investments in securities, at value (cost $784,474,243)	$675,085,655
Cash with custodian (interest bearing)	24,624
Restricted cash for short positions (interest bearing)	11,296,194
Receivables:
Accrued interest and dividends	3,670,271
Investments sold	6,368,693
Prepaid expenses	13,449
Other assets	121,665
Total assets	696,580,551
LIABILITIES
Securities sold short, at value (proceeds $10,307,296)	11,213,533
Options written, at value (premium $31,208)	10,350
Unrealized depreciation on interest rate swaps	42,172
Payables:
Notes payable	196,000,000
Investments purchased	6,880,631
Affiliates:
Investment advisory fees	581,457
Deferred compensation to trustees	121,665
Financial accounting fees	6,743
Trustees’ fees and officer compensation	7,542
Other accounts payable and accrued liabilities	203,903
Total liabilities	215,067,996
NET ASSETS	$481,512,555
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$632,329,356
Undistributed net investment income (loss)	(1,643,832)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and interest rate swaps	(38,819,032)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions and interest rate swaps	(110,353,937)
NET ASSETS	$481,512,555
Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$8.16

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	19

Statement of Operations Year Ended October 31, 2016

INVESTMENT INCOME
Interest	$15,437,434
Dividends	11,547,523
Securities lending income	70,015
Foreign Taxes Withheld	(517,446)
Total investment income	26,537,526

EXPENSES
Investment advisory fees	6,868,909
Interest expense and related fees	2,483,933
Printing and mailing fees	108,344
Legal fees	82,205
Financial accounting fees	79,712
Accounting and custody fees	59,524
Dividend or interest expense on short positions	54,010
Audit fees	51,400
Trustees’ fees and officer compensation	49,337
Transfer agent fees	24,151
Registration fees	11,541
Other	108,846
Total expenses	9,981,912
NET INVESTMENT INCOME (LOSS)	16,555,614

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	11,183,840
Purchased options	(89,451)
Foreign currency transactions	10,888
Written options	38,280
Short positions	(435,549)
Interest rate swaps	(210,130)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(22,465,013)
Purchased options	8,337
Foreign currency translations	(11,974)
Written options	20,858
Short positions	(258,405)
Interest rate swaps	222,685
NET GAIN (LOSS)	(11,985,634)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,569,980

20	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$16,555,614	$16,633,710
Net realized gain (loss)	10,497,878	26,200,748
Change in unrealized appreciation/(depreciation)	(22,483,512)	(48,384,470)
Net increase (decrease) in net assets applicable to shareholders resulting from operations	4,569,980	(5,550,012)

DISTRIBUTIONS FROM
Net investment income	(27,097,432)	(42,349,380)
Return of capital	(22,468,441)	(7,216,493)
Net decrease in net assets from distributions	(49,565,873)	(49,565,873)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(44,995,893)	(55,115,885)

NET ASSETS
Beginning of year	$526,508,448	$581,624,333
End of year	481,512,555	526,508,448
Undistributed net investment income (loss)	$(1,643,832)	$(1,792,138)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	21

Statement of Cash Flows Year Ended October 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$4,569,980
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(186,079,538)
Net purchases of short term investments	(14,593,267)
Purchases of securities to cover securities sold short	(8,659,994)
Proceeds paid on closing written options	(11,871)
Proceeds from disposition of investment securities, including purchased options	266,223,718
Proceeds from securities sold short	12,789,380
Premiums received from written options	81,360
Amortization and accretion of fixed-income securities	(4,274,566)
Net realized gains/losses from investments, excluding purchased options	(11,183,840)
Net realized gains/losses from purchased options	89,451
Net realized gains/losses from short positions	435,549
Net realized gains/losses from written options	(38,280)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	22,465,013
Change in unrealized appreciation or depreciation on purchased options	(8,337)
Change in unrealized appreciation or depreciation on short positions	258,405
Change in unrealized appreciation or depreciation on written options	(20,858)
Change in unrealized appreciation or depreciation on interest rate swaps	(222,685)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	695,074
Restricted cash for short positions (interest bearing)	(4,516,475)
Prepaid expenses	171
Other assets	5,813
Increase/(decrease) in liabilities:
Payables to affiliates	(53,894)
Other accounts payable and accrued liabilities	16,458
Net cash provided by/(used in) operating activities	$77,966,767
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(49,565,873)
Repayment of notes payable	(28,400,000)
Net cash provided by/(used in) financing activities	$(77,965,873)
Net increase/(decrease) in cash and foreign currency*	$894
Cash and foreign currency at beginning of year	$23,730
Cash at end of year	$24,624
Supplemental disclosure
Cash paid for interest and related fees	$2,477,863

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $(508).

22	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT     23

Notes to Financial Statements

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2016. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2012 - 2015 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

24     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $121,665 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2016. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2016.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2016 were as follows:

Cost of purchases	$193,465,258
Proceeds from sales	278,991,003

The following information is presented on a federal income tax basis as of October 31, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2016 was as follows:

Cost basis of investments	$789,146,416
Gross unrealized appreciation	32,286,897
Gross unrealized depreciation	(146,347,658)
Net unrealized appreciation (depreciation)	$(114,060,761)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT     25

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2016, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(34,159,269)
Undistributed net investment income/(loss)	33,158,565
Accumulated net realized gain/(loss) on investments	1,000,704

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
Distributions paid from: Ordinary income	$27,097,432	$42,349,380
Long-term capital gains	—	—
Return of capital	22,468,441	7,216,493

As of October 31, 2016, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(35,020,731)
Net unrealized gains/(losses)	(115,026,110)
Total accumulated earnings/(losses)	(150,046,841)
Other	(769,960)
Paid-in-capital	632,329,356
Net assets applicable to common shareholders	$481,512,555

As of October 31, 2016, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(34,352,809)
2018	(667,922)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2016. Calamos Advisors owned 16,384 of the outstanding shares at October 31, 2016. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—
Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

26     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 7 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2016.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT     27

Notes to Financial Statements

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2016, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended October 31, 2016, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—
Option written	1,083	81,360
Options closed	(4)	(5,606)
Options exercised	—	—
Options expired	(779)	(44,546)
Options outstanding at October 31, 2016	300	$31,208

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

28     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2016, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of October 31, 2016, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest Rate Swaps(1)	$—	$42,172
Purchased Options(2)	40,350	—
Written Options(3)	—	10,350
	$40,350	$52,522

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2016:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
COUNTERPARTY		ASSETS	LIABILITIES	PLEDGED
BNP Paribas, SA	ISDA	$—	$42,172	$(42,172)	$—	$—
		$—	$42,172	$(42,172)	$—	$—

(1) Generally, the Statement of Assets and Liabilities location for “Interest rate swaps” is “Unrealized depreciation on interest rate swaps.”.

(2) Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities, at value.”

(3) Generally, the Statement of Assets and Liabilities location for “Options written” is “Options written, at value.”

For the year ended October 31, 2016, the volume of derivative activity for the Fund is reflected below*

VOLUME
Options purchased	669
Options written	1,083

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 8 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $132.5 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $132.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the year ended October 31, 2016, the average borrowings under the Agreements were $202.7 million. For the year ended

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT      29

Notes to Financial Statements

October 31, 2016, the average interest rate was 1.17%. As of October 31, 2016, the amount of total outstanding borrowings was $196.0 million ($98.0 million under the BNP Agreement and $98.0 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on October 31, 2016 was 1.31%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The dividend and interest payments are recorded as Dividend or Interest payments in the Statement of Operations. Earnings made by the lent securities are disclosed on a net basis as Securities Lending Income in the Statement of Operations.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2016, the Fund used approximately $22.8 million of its cash collateral to offset the SSB Agreement, representing 3.4% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.62%, which can fluctuate depending on interest rates. As of October 31, 2016, approximately $22.0 million of securities were on loan ($9.4 million of fixed income securities and $12.6 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

30     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

●	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

●	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

●	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$119,723,389	$—	$119,723,389
Convertible Bonds	—	138,902,646	—	138,902,646
U.S. Government and Agency Security	—	300,148	—	300,148
Convertible Preferred Stocks	35,989,557	17,201,668	—	53,191,225
Common Stocks U.S.	164,829,508	—	—	164,829,508
Common Stocks Foreign	24,778,809	143,752,298	—	168,531,107
Purchased Options	40,350	—	—	40,350
Short Term Investments	29,567,282	—	—	29,567,282
Total	$255,205,506	$419,880,149	$—	$675,085,655

Liabilities:
Common Stocks Sold Short U.S.	$11,213,533	$—	$—	$11,213,533
Written Options	10,350	—	—	10,350
Interest Rate Swaps	—	42,172	—	42,172
Total	$11,223,883	$42,172	$—	$11,266,055

	TRANSFERS	TRANSFERS	TRANSFERS	TRANSFERS
	IN TO	OUT OF	IN TO	OUT OF
	LEVEL 1*	LEVEL 1	LEVEL 2	LEVEL 2*
Investments at Value:
Common Stock Foreign	$5,235,739	$—	$—	$5,235,739
Total	$5,235,739	$—	$—	$5,235,739

*	Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT     31

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.92	$9.86	$10.05	$9.32	$9.06
Income from investment operations:
Net investment income (loss)*	0.28	0.28	0.40	0.34	0.35
Net realized and unrealized gain (loss)	(0.20)	(0.38)	0.21	1.13	0.62
Total from investment operations	0.08	(0.10)	0.61	1.47	0.97
Less distributions to common shareholders from:
Net investment income	(0.46)	(0.72)	(0.70)	(0.61)	(0.50)
Return of capital	(0.38)	(0.12)	(0.10)	(0.13)	(0.21)
Total distributions	(0.84)	(0.84)	(0.80)	(0.74)	(0.71)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	—
Net asset value, end of year	$8.16	$8.92	$9.86	$10.05	$9.32
Market value, end of year	$7.16	$7.68	$9.01	$8.86	$8.51
Total investment return based on:(a)
Net asset value	2.98%	(0.15)%	7.02%	17.51%	12.07%
Market value	4.95%	(5.92)%	10.93%	13.46%	20.09%
Net assets, end of year (000)	$481,513	$526,508	$581,624	$592,920	$550,177
Ratios to average net assets applicable to common shareholders:
Net expenses(b)	2.06%	1.89%	1.79%	1.81%	1.98%
Gross expenses prior to expense reductions and earnings credits	2.06%	1.89%	1.79%	1.81%	1.98%
Net investment income (loss)	3.42%	2.97%	3.92%	3.54%	3.82%
Portfolio turnover rate	29%	45%	32%	41%	42%
Average commission rate paid	$0.0289	$0.0244	$0.0269	$0.0196	$0.0122
Asset coverage per $1,000 of loan outstanding(c)	$3,457	$3,346	$3,529	$3,578	$3,737
*	Net investment income calculated based on average shares method.
(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.
(b)	Ratio of net expenses, excluding interest expense, to average net assets was 1.54%, 1.53%, 1.48%, 1.48% and 1.50%, respectively.
(c)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

32     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Global Dynamic Income Fund

We have audited the accompanying statement of assets and liabilities of Calamos Global Dynamic Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Global Dynamic Income Fund as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 15, 2016

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT      33

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30 - July 1, 2016, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2017, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2016, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2016 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

The Board considered that, while the Fund underperformed its Category median for all periods, its Category consisted of only five other funds and that those funds use a greater amount of leverage and are managed differently. As a result, the Board considered the Adviser’s assertion that the Category is of limited comparative value. In this regard, the Board noted that the Fund’s performance, when measured against a more narrowly tailored peer group as of March 31, 2016, was in the 40th percentile for the three-year period and in the 60th percentile for the one- and five-year periods.

34     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

The Board considered that, while the Fund’s management fee rate is higher than the median of the Fund’s Expense Group, its total expense ratio is lower than the median of the Fund’s Expense Group.

Economies of Scale and Fee Levels Reflecting Those Economies. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT      35

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2017, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $8,929,507 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2016.

Under Section 854(b)(2) of the Code, the Fund hereby designates 26.51% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2016.

36     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2016, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., 76*	Trustee and President (since 1988)	23	Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:
John E. Neal, 66	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 65	Trustee (since 2002)	23	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 72	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor

David D. Tripple, 72	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, 52	Trustee (since 2015)	23	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 56	Trustee (since 2015)	23	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.
**	Overseeing 104 portfolios in fund complex.
***	Overseeing three portfolios in fund complex.
****	Overseeing six portfolios in fund complex.
*****	Overseeing eight portfolios in fund complex.
^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT      37

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is President of the Fund. The following table sets forth each other officer’s name, age at October 31, 2016, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, 50	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, 54	Vice President and Chief Financial Officer (since 2016)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, 49	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 51	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, 65	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, 65	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on June 30, 2016. The purpose of the annual meeting was to elect three trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. Stephen B. Timbers, Ms. Virginia G. Breen, and Ms. Theresa A. Hamacher were nominated for reelection as trustees for a three-year term until the 2019 annual meeting or until his or her successor is duly elected and qualified, and all were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
Virginia G. Breen	49,766,900.070	1,390,463.900	—
Theresa A. Hamacher	49,883,530.070	1,273,833.900	—
Stephen B. Timbers	49,872,827.870	1,284,536.100	—

Messrs. Calamos, Neal, Rybak, and Tripple’s terms of office as trustees continued after the meeting.

38     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

●	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

●	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

●	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

●	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

●	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

●	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT      39

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

●	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

●	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

●	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

40     CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT      41

MANAGING YOUR CALAMOS

FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2016, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2016 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
CHWANR 3083 2016

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has six audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2015	10/31/2016
Audit Fees (a)	$25,960	$25,562
Audit-Related Fees(b)	$20,919	$20,666
Tax Fees(c)	$—	$667
All Other Fees(d)	$—	$—

Total	$46,879	$46,895

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2015	10/31/2016
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Founder, Chairman, and Global Co-CIO of CALAMOS ADVISORS since August 2016; Chairman and Global CIO since April 2016; Chairman, CEO and Global Co-CIO since April 2013; CEO and Global Co-CIO since 2012; and CEO and Co-CIO prior thereto. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Joe Wysocki joined Calamos Advisors in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst. Jeremy Hughes joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2016

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	17,349,277,194	8	655,074,782	2,357	1,490,504,195
John Hillenbrand	21	13,444,181,973	8	655,074,782	2,357	1,490,504,195
Jon Vacko	21	13,444,181,973	8	655,074,782	2,357	1,490,504,195
Eli Pars	20	15,363,644,969	8	655,074,782	2,357	1,490,504,195
Dennis Cogan	12	7,724,398,294	6	613,039,451	2,357	1,490,504,195
Nick Niziolek	12	7,724,398,294	6	613,039,451	2,357	1,490,504,195
Joe Wysocki	11	9,705,698,605	0	—	0	—
Jeremy Hughes	8	6,605,037,167	2	42,035,331	0	—
R. Matthew Freund	0	—	0	—	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2016

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	503,428,669	0	—	0	—
John Hillenbrand	2	503,428,669	0	—	0	—
Jon Vacko	2	503,428,669	0	—	0	—
Eli Pars	2	503,428,669	0	—	0	—
Dennis Cogan	2	503,428,669	0	—	0	—
Nick Niziolek	2	503,428,669	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
Jeremy Hughes	0	—	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2016, John P. Calamos, Sr. our Global Co-CIOs, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries.

As of October 31, 2016, Jon Vacko, John Hillenbrand, Eli Pars, Jeremy Hughes, Dennis Cogan, Nick Niziolek, and Joe Wysocki receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units, fund share and fund share units, or a combination of (i) restricted stock, (ii) fund shares of fund share units and/or (iii) stock options. Additionally, Messrs. Hillenbrand and Pars have each been granted additional deferred bonus and compensation awards.

As of November 2016, R. Matthew Freund receives all of his compensation from Calamos Advisors. Mr. Freund's compensation consists of base salary, annual cash incentive consisting of a short-term cash incentive and a long-term incentive are guaranteed through 2018. Mr. Freund's base salary is guaranteed through March 31, 2019.

The amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The portfolio managers’ compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All portfolio managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2016 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

(a)(4) As of October 31, 2016, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Jeremy Hughes	None
Eli Pars	None
Jon Vacko	None
Joe Wysocki	None
R. Matthew Freund	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 20, 2016

By: /s/ Thomas Herman
Name: Thomas Herman
Title: Principal Financial Officer
Date: December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 20, 2016

By: /s/ Thomas Herman
Name: Thomas Herman
Title: Principal Financial Officer
Date: December 20, 2016